Supplement Dated January 1, 2009

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

The New Jersey Judicial Retirement System (JRS)

This supplement updates the Group Variable Universal Life Insurance prospectus to permit issuance using the 2001 CSO Commissioners Standard Ordinary Tables to meet legal requirements for sales after December 31, 2008.

In the “Cost of Insurance” section at the top of page 13, the second sentence is replaced with the following:

The guaranteed maximum rates may be up to 200% of the 2001 CSO Table.

The following paragraph replaces the third paragraph in the section “Adjustment in the Death Benefit,” and appears on page 26 in the Group Variable Universal Life prospectus:

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 2001 CSO Table.

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates. In this supplement, we list the 16 funds that are available to you under the State of New Jersey--State House Commission (on behalf of the Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.52% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted Bi-weekly	Maximum - $2.77 Current - $1.15
*Cost of Insurance[1]		Maximum -$50.48 Minimum - $0.04
Charge for a Representative Certificate Owner	Deducted monthly	Representative guaranteed charge - $1.39[4]
*Additional Insurance Benefits[2]
Spouse and Child Term Insurance	Deducted monthly	Maximum - $2.00[3] Minimum - $2.00[3]
Representative current charge - $2.00[5]
*

The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 58 year old insured, who is an active employee in NJ JRS.
5.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.33%

Portfolio Companies

There are currently 16 variable investment options offered under the New Jersey Judicial Retirement System (“JRS”) Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under the JRS Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.52% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.

Bi-Weekly Charges. Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $36.34, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.10
45	$.16
55	$.46
65	$1.35

Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

5.	Possible Additional Charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

•

Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•

Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•

In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•

When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue as portable coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•

A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount: After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases In Face Amount: Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance: You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this “Portable Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a portable rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose Portable Coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•

If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.